As filed with the Securities and Exchange Commission on March 19, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  January 22, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                     33-79012                 36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets


West Chicago Dominick's, West Chicago, IL

On January 22, 1998, the Company acquired the entire fee simple interest in a Single-User Retail Center located at 1935 Neltor Boulevard in West Chicago, Illinois known as "West Chicago Dominick's" from R.K. West Chicago L.L.C., an unaffiliated third party, for approximately $6,300,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $81.82 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

West Chicago Dominick's was built in 1990 and consists of a one-story, single-tenant retail facility aggregating 77,000 rentable square feet. As of February 28, 1998, West Chicago Dominick's was 100% leased. In evaluating West Chicago Dominick's as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenant at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to West Chicago Dominick's over the next few years. Nevertheless, pursuant to the lease, a substantial portion of any cost of repairs and improvements would be paid by the tenant.

The table below sets forth certain information with respect to the occupancy rate at West Chicago Dominick's expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                       100%                       $8.16
               1996                       100                         8.16
               1995                       100                         8.16
               1994                       100                         8.16
               1993                       100                         8.16

One tenant leases 100% of the total square footage, Dominick's Finer Foods, a grocery store. This lease requires the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Dominick's Finer
  Foods              77,000       100%    $    8.16     Currently    12/31/10
  Option 1                                     8.16     01/01/11     12/31/30


For federal income tax purposes, the Company's depreciable basis in West Chicago Dominick's will be approximately $4,860,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) are not available as tenant pays real estate taxes directly.

On February 28, 1998, a total of 77,000 square feet was leased to one tenant at West Chicago Dominick's. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Single-User Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Dominick's Finer
  Foods             77,000      12/10    1/20 yr.     $628,320        $ 8.16


                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998-
     2007        -           -           -       $628,320      -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for West Chicago Dominick's, as of October 20,1997, of $6,800,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Maple Plaza, Downers Grove, IL

On January 30, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 2241 Maple Avenue in Downers Grove, Illinois known as "Maple Plaza" from Maple Plaza Partnership, an unaffiliated third party, for approximately $3,165,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $101.12 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Maple Plaza was built in 1988 and consists of a one-story, multi-tenant retail facility aggregating 31,298 rentable square feet. As of February 28, 1998, Maple Plaza was 100% leased. In evaluating Maple Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Maple Plaza over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Maple Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                       100%                      $11.93
               1996                        96                        11.42
               1995                       100                        10.92
               1994                       100                        11.04
               1993                       100                        11.15

Tenants leasing more than 10% of the total square footage include Copy Center, Inc., a printer, J.C. Licht Company, a paint store and Goodyear Tire and Rubber, a tire store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Copy Center, Inc.    4,800        15%     $  14.00      Current      10/31/98

J.C. Licht Co.       6,000        19%        11.98      Current      07/31/98

Goodyear Tire &
  Rubber             5,250        17%         8.80      Current      03/31/03
  Option 1                                    9.02      04/01/03     03/31/18


For federal income tax purposes, the Company's depreciable basis in Maple Plaza will be approximately $2,503,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $44,566.

On February 28, 1998, a total of 31,298 square feet was leased to thirteen tenants at Maple Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Copy Center Inc.     4,800      10/98        -         $67,200        $14.00
J.C. Licht Company   6,000      07/98        -          71,880         11.98
Goodyear Tire &
  Rubber             5,250      03/03    1/15 yr.       46,200          8.80
Zander's Cafe        1,748      02/00     1/3 yr.       22,724         13.00
Discount Cigarettes  1,100      03/99        -          13,750         12.50
Dairy Queen          1,100      08/02    1/10 yr.       16,412         14.92
Subway Restaurant    1,100      02/03    1/15 yr.       23,892         21.72
BoRics Hair Salon    1,375      11/99     1/5 yr.       17,187         12.50
Feng Lin             1,300      06/01        -          14,300         11.00
Radio Shack          2,600      02/08        -          26,390         10.15
Domino's Pizza       1,300      06/98        -          16,900         13.00
Super One Hour
  Cleaners           1,500      02/02        -          27,540         18.36
Kohinoor Restaurant  2,125      12/99        -          22,121         10.41


                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          3        12,100    $ 155,974    $387,337 $ 12.89        38.66%        40.27%

   1999          3         4,600       54,714     234,680   11.89        14.70         23.31

   2000          1         1,748       23,598     181,627   13.50         5.59         12.99

   2001          1         1,300       15,600     159,564   12.00         4.15          9.78

   2002          1         1,100       17,770     145,090   16.15         3.51         12.25

   2003          3         7,850      101,080     127,687   12.88        25.08         79.16

   2004-
    2007         -          -            -         26,650     -            -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Maple Plaza property, as of December 12, 1997, of $3,195,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Orland Park, Orland Park, Illinois

On February 2, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 159th and 80th in Orland Park, Illinois known as "Orland Park" from 159-80 L.L.C., an unaffiliated third party, for approximately $1,250,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $147.05 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Orland Park was built in 1997 and consists of a one-story, multi-tenant retail facility aggregating 8,500 rentable square feet. As of February 28, 1998, Orland Park was 85% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Orland Park as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Orland Park over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Orland Park expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                        85%                      $13.26

Tenants leasing more than 10% of the total square footage include Video Update, a video rental store and All Cleaners, a dry cleaner. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Video Update         5,475        64%     $   15.00     Currently    10/31/02
                                              16.50     11/01/02     12/31/06
   Option 1                                   16.50     01/01/07     10/31/07
                                              18.00     11/01/07     10/31/12
                                              19.50     11/01/12     12/31/15

All Cleaners         1,700        20%     $   18.00     Currently    10/31/00
                                              19.00     11/01/00     10/31/02
   Option 1                                   20.00     11/01/02     03/31/04
                                              21.00     04/01/04     10/31/05
                                              22.35     11/01/05     10/31/07


For federal income tax purposes, the Company's depreciable basis in Orland Park will be approximately $788,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Orland Park was constructed in 1997, and therefore, information regarding real estate taxes payable in 1997 for the tax year ended 1996 is not material

On February 28, 1998, a total of 7,175 square feet was leased to two tenants at Orland Park. The following tables set forth certain information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Video Update          5,475     12/06     1/9 yr.     $  82,125       $ 15.00
All Cleaners          1,700     10/02     1/5 yr.        30,600         18.00
Vacant                1,325

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998-
     2000        -           -           -       $112,725      -           -             -

   2001          -           -           -        114,425      -           -             -

   2002          1          1,700   $ 32,300      114,425 $  19.00       20.0%          28%

   2003-
     2005        -           -           -         90,338      -           -             -

   2006          1          5,475     90,338       90,338    16.50       64.4%         100%


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Orland Park property, as of November 20, 1997, of $1,300,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Lake Park Plaza, Michigan City, Indiana

On February 10, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 4301 Franklin Street in Michigan City, Indiana known as "Lake Park Plaza" from Larsen-Cooper-Doren General Partnership, an unaffiliated third party, for approximately $12,275,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $53.45 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Lake Park Plaza was built in 1990 and consists of a one-story, multi-tenant retail facility aggregating 229,639 rentable square feet. As of February 28, 1998, Lake Park Plaza was 100% leased. In evaluating Lake Park Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 73% of the rentable square feet at Lake Park Plaza is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Lake Park Plaza over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Lake Park Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                        96%                       $5.81
               1996                        96                         5.63
               1995                        97                         5.63
               1994                       100                         5.63
               1993                        *                           *

*Information on 1993, not available from seller.


Tenants leasing more than 10% of the total square footage include Wal-Mart,
a discount department  store  and  Roundy's,  a  grocery  store.   These leases
require the payment of base annual rent, payable monthly as follows:

                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Wal-Mart            114,557       50%     $    3.66     Currently    08/31/10

Roundy's             52,882       23%     $    6.00     Currently    12/31/11

For federal income tax purposes, the Company's depreciable basis in Lake Park Plaza will be approximately $8,800,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $260,518.

On February 28, 1998, a total of 227,839 square feet was leased to twenty tenants at Lake Park Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------

Wal-Mart            114,557     10/10        -        $419,279        $ 3.66
Roundy's             52,882     11/11        -         317,292          6.00
Jo-Ann Fabrics       15,000     01/03     1/5 yr.       93,750          6.25
Rainbow Stores        4,200     01/02     1/5 yr.       42,000         10.00
Famous Footwear       4,800     01/98        -          43,200          9.00
Dollar Tree           4,000     02/01     1/3 yr.       41,000         10.25
Colortyme             3,200     04/98        -          38,400         12.00
Cash of Indiana       2,800     06/99     1/5 yr.       27,720          9.90
Terry Snyder          1,600     11/98     1/5 yr.        9,296          5.81
Ameritech Cellular    1,400     02/00        -          18,200         13.00
Sally Beauty
  Company             1,400     09/00        -          18,200         13.00
Seno Formal Wear      1,400     12/98     1/5 yr.       18,200         13.00
Mail Box Depot        1,400     12/99        -          15,400         11.00
Hicks Chiropractor    1,400     06/99        -          15,400         11.00
China Garden          1,400     12/04     1/5 yr.       32,400         23.14
Banc One              1,400     06/98     1/5 yr.       15,400         11.00
Nail Luv Salon        1,200     09/00     1/3 yr.       15,600         13.00
Eyeglass Emporium     1,400     10/00        -          16,800         12.00
Cost Cutters          1,000     12/02        -          16,800         12.00
Vacant               11,400

                                                             Average     Percent of    Percent of
                                                             Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total     Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual     Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base      Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1)    Leases        Leases        Leases
-----------  ---------  ----------- -----------  --------    ----------  ------------- -----------

   1998          2         4,600    $ 53,800     $1,340,611  $  11.70       2.00%         4.01%

   1999          3         9,000      90,920      1,288.811     10.10       3.92          7.05

   2000          4         5,400      79,800      1,206,845     14.78       2.35          6.61

   2001          3         9,600     103,300      1,154,867     10.76       4.18          8.94

   2002          2       12,800      236,600      1,051,567     18.48       5.57         22.50

   2003          3       18,000      161,397        897,967      8.97       7.84         17.97

   2004          2        2,800       34,650        771,221     12.38       1.22          4.49

   2005          -         -            -           736,571       -          -             -

   2006          -         -            -           736,571       -          -             -

   2007          -         -            -           736,571       -          -             -

(1)  No assumptions were made regarding the releasing of expired leases.  It is the opinion of the
Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Lake Park Plaza property, as of August 18, 1997, of $12,500,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Homewood Plaza, Homewood, Illinois

On February 23, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 175th and Halsted in Homewood, Illinois known as "Homewood Plaza" from George Hanus, an unaffiliated third party, for approximately $1,936,300. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $101.90 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Homewood Plaza was built in 1993 and consists of a one-story, multi-tenant retail facility aggregating 19,000 rentable square feet. As of February 28, 1998, Homewood Plaza was 100% leased. In evaluating Homewood Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Although approximately 92% of the rentable square feet at Homewood Plaza is leased to two tenants, the Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Homewood Plaza over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Homewood Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                       100%                      $10.89
               1996                       100                        11.97
               1995                       100                        11.97
               1994                       100                        11.97
               1993*                       40                         5.13

*  Construction of Homewood Plaza was completed in late 1993.

Tenants leasing more than 10% of the total square footage include Super Trak Auto, an auto parts store, and Blockbuster Video, a video rental store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Super Trak Auto     10,000        53%       $10.00       Currently   01/31/99
                                             10.50       02/01/99    01/31/04
  Option 1                                   11.00       02/01/04    01/31/09
  Option 2                                   11.50       02/01/09    01/31/14

Blockbuster Video    7,500        39%        13.00       Currently   12/31/03
  Option 1                                   13.00       01/01/04    12/31/04
                                             14.56       01/01/05    12/31/09
                                             16.31       01/01/10    12/31/13

For federal income tax purposes, the Company's depreciable basis in Homewood Plaza will be approximately $1,394,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $35,251.

On February 28, 1998, a total of 19,000 square feet was leased to three tenants at Homewood Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Super Trak Auto     10,000      12/03     2/5 yr.     $100,000        $10.00
Blockbuster Video    7,500      01/04    1/10 yr.       97,500         13.00
Redwing Shoes        1,500      05/02     1/5 yr.       22,500         15.00

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          -           -           -       $220,000      -           -             -

   1999          -           -           -        220,000      -           -             -

   2000          -           -           -        225,000      -           -             -

   2001          -           -           -        225,000      -           -             -

   2002          1          1,500   $  22,500     225,000 $  15.00         8%           10%

   2003          1          7,500      97,500     202,500    10.50        39%           48%

   2004          1         10,000     105,000     105,000    13.00        53%          100%



(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.



The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Homewood Plaza property, as of October 3, 1997, of $1,975,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Wisner/Milwaukee Plaza, Chicago, Illinois

On February 23, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 2865 N. Milwaukee in Chicago, Illinois known as "Wisner/Milwaukee Plaza" from George Hanus, an unaffiliated third party, for approximately $1,885,300. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $128.45 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Wisner/Milwaukee Plaza was built in 1994 and consists of a one-story, multi-tenant retail facilities aggregating 14,677 rentable square feet. As of February 28, 1998, Wisner/Milwaukee Plaza was 100% leased. In evaluating Wisner/Milwaukee Plaza as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future at Wisner/Milwaukee plaza should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Wisner/Milwaukee Plaza over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Wisner/Milwaukee Plaza expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                       100%                      $14.12
               1996                       100                        14.12
               1995                        76                        11.98
               1994                        55                         8.28

Tenants leasing more than 10% of the total square footage include Blockbuster Video, a video rental store, and Spincycle, a laundromat. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Blockbuster Video    6,600        45%       $15.00       Currently    11/30/99
  Option 1                                   16.50       12/01/99     11/30/02

Spincycle            5,139        35%        13.50       Currently    07/31/01
  Option 1                                   14.45       08/01/01     07/31/06

For federal income tax purposes, the Company's depreciable basis in Wisner/Milwaukee Plaza will be approximately $1,376,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $62,504.

On February 28, 1998, a total of 14,677 square feet was leased to four tenants at Wisner/Milwaukee Plaza. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Blockbuster Video    6,600      11/99     1/3 yr.      $99,000        $15.00
Giordanos            1,500      12/99     1/5 yr.       22,500         15.00
Spincycle*           5,139      12/01     1/5 yr.       69,376         13.50
Dollar Store         1,438      02/01     1/3 yr.       16,321         11.35


* In addition, Wisner/Milwaukee Plaza receives $12,000 per annum relating to the rental of a billboard, through the term of this lease.


                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          -           -           -       $207,198      -            -            -

   1999          2          8,100   $ 121,500     207,198   $15.00        55.2%        58.6%

   2000          -           -           -         85,698      -            -            -

   2001           2         6,577      85,698      85,698   $13.03        44.8%       100.0%


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Wisner/Milwaukee Plaza property, as of October 1, 1997, of $1,900,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Elmhurst City Center, Elmhurst, Illinois

On February 25, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at York Road and Schiller Street in Elmhurst, Illinois known as "Elmhurst City Center" for a total purchase price of approximately $4,775,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $114.40 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Elmhurst City Center consists of a 13,250 square foot building occupied by Ruby's Apparel Shop, a 13,687 square foot building occupied by Walgreens and a 12,180 square foot building occupied by seven other tenants. The Ruby's Apparel Shop building was owned by Jerold Ruby and the other two buildings were owned by One City Center, L.L.C. The Company took an assignment of the contract between Jerold Ruby and One City Center, L.L.C. and purchased the entire property as one acquisition from One City Center, L.L.C. Heidi Lawton, Independent Director of the Company, is the owner of Lawton Realty Group which controls One City Center, L.L.C., and accordingly, Ms. Lawton did not vote on the acquisition of this property. The action was approved by the remaining Directors. One City Center, L.L.C. purchased the two buildings in the fall of 1997. See "Certain Relationships and Related Transactions".

Although Ruby's Apparel Shop has been in existence for approximately fifty years, the additional buildings were constructed in 1994. The total property aggregates 39,117 rentable square feet. As of February 28, 1998, Elmhurst City Center was 99% leased. In evaluating Elmhurst City Center as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. Over the next eighteen months, Ruby's Apparel Shop will be vacating its space and the Company will be retenanting the space. The Company will continue to receive rental payments during this eighteen month period. The Company's management believes that retenanting of the Ruby space and any other space vacated should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Elmhurst City Center over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Elmhurst City Center expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.


                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1997                       100%                      $12.79
               1996                       100                        12.75
               1995                       100                        12.75
               1994                       100                         5.62
               1993                       100                        13.00

Tenants leasing more than 10% of the total square footage include Ruby's Apparel Shop, a retail clothing store, Walgreens, a pharmacy, and Famous Footwear, a shoe store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Ruby's              13,250       34%      $ 13.00        Current     07/31/99

Walgreens           13,687       35%      $ 11.50        Current     12/31/05
                                            12.47        01/01/06    12/31/44

Famous Footwear      5,115       13%      $ 13.50        Current     09/30/99
  Option 1                                  14.50        10/01/99    09/30/04
  Option 2                                  15.50        10/01/04    09/30/09
  Option 3                                  16.50        10/01/09    09/30/14


For federal income tax purposes, the Company's depreciable basis in Elmhurst City Center will be approximately $2,578,500. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $59,271.

On February 28, 1998, a total of 38,697 square feet was leased to nine tenants at Elmhurst City Center. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Ruby's Apparel
  Shop               13,250     07/99        -        $172,250        $13.00
Walgreens            13,687     12/44        -         157,401         11.50
Famous Footwear       5,115     09/99     3/5 yr        69,053         13.50
Sunshine Nails        1,200     09/99        -          18,000         15.00
Fantastic Sams        1,200     10/99     1/5 yr        19,464         16.22
Bruegger's Bagels     2,025     10/04     1/5 yr        34,425         17.00
Fresco's                900     07/99        -          13,050         14.50
Phone Shop              900     01/01        -          14,400         16.00
Elmhurst City
  Center                420     04/00     1/5 yr         4,918         11.71
Vacant                  420


                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          -          -            -       $502,961      -           -             -

   1999          5        21,665    $ 292,147     503,413 $  13.48       55.4%         58.0%

   2000          1           420        5,040     211,266    12.00        1.1           2.4

   2001          1           900      14,400      210,276    16.00        2.3           6.8

   2002          -          -           -         195,876      -           -             -

   2003          -          -           -         195,876      -           -             -

   2004          1         2,025      40,500      197,901    20.00        5.2          20.5

   2005          -          -           -         157,401      -           -             -

   2006          -          -           -         170,677      -           -             -

   2007          -          -           -         170,677      -           -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Elmhurst City Center property, as of January 14, 1998, of $4,785,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


Mill Creek, Palos Park, Illinois

On March 4, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at LaGrange Road and 131st Street in Palos Park, Illinois known as "Mill Creek" from Jaeger Trust Properties, L.L.C., an unaffiliated third party, for approximately $11,360,000. As part of the purchase, the Company assumed the existing mortgage with a principal balance of $9,500,000. The mortgage requires interest only payments at the rate of 8% per annum through September 1999. The Company paid a $92,000 loan assumption fee to the lender. The balance of the purchase price was funded using cash and cash equivalents. The purchase price was approximately $110.90 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Mill Creek was built in 1989 and consists of a one-story, multi-tenant retail facility aggregating 102,433 rentable square feet. As of February 28, 1998, Mill Creek was 97% leased (100% leased if the Master lease, which lasts for one year, is considered). In evaluating Mill Creek as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Mill Creek over the next few years. Nevertheless, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Mill Creek expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------
               1997                        98%                      $11.07
               1996                        95                        12.14
               1995                        99                        10.86
               1994                         *                          *
               1993                         *                          *

*Information for 1994 and 1993 was not available from seller.

One tenant leases more than 10% of the total square footage, Jewel Foods, a grocery store. This lease requires the payment of base annual rent, payable monthly as follows:

                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Jewel Foods         64,938       63%      $  9.40        Currently   04/30/10


For federal income tax purposes, the Company's depreciable basis in Mill Creek will be approximately $8,175,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $579,007.

On February 28, 1998, a total of 98,783 square feet were leased to twenty tenants at Mill Creek. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.

                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
The Mole Hole of
  Palos              2,203      06/99        -         $40,756        $18.50
Coren Jewelers       1,620      08/99        -          30,780         19.00
TBD Eyeware          2,250      02/00     1/2 yr        33,750         15.00
Mill Creek Dental    1,826      04/03        -          32,868         18.00
Are You Traveling,
  Inc.               1,774      06/00        -          24,836         14.00
Palos Park Cleaners  1,125      12/03        -          30,375         27.00
Subway               1,139      05/00     2/5 yr        22,951         20.15
Avanti Hair Salon    2,110      08/99     1/5 yr        37,980         18.00
Sasche Women's
  Apparel            1,200      07/99        -          13,920         11.60
Cigarettes Cheaper   1,215      07/99        -          20,655         17.00
Card Smart           2,400      02/03     1/4 yr        28,800         12.00
Park Men's Shop      4,850      12/00     1/5 yr        48,500         10.00
Accent Tan Span II   1,133      01/01        -          18,128         16.00
Amlings Flowerland   2,265      03/00     1/5 yr        33,975         15.00
Celluland
  Communication      1,133      04/00     1/5 yr        16,995         15.00
Wild Birds
  Unlimited          2,000      02/01        -          24,000         12.00
Good Sensations      1,251      12/99        -          18,765         15.00
The Expresso
  Elegante           1,161      11/99     1/5 yr        23,220         20.00
Pintracker           1,200      02/02        -          16,800         14.00
Jewel Companies
  Inc.              64,938      04/10        -         610,417          9.40
Vacant               3,650

                                                             Average    Percent of    Percent of
                                                             Base Rent     Total      Annual Base
                        Approx. GLA  Annual Base   Total     Per Square Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual     Foot Under  Represented  Represented
 Ending       Leases      Leases     Expiring      Base      Expiring    by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1)    Leases       Leases        Leases
-----------  ---------  ----------- -----------  ----------  ---------- ------------- -----------

   1998          -           -           -       $1,130,234      -          -             -

   1999          7        10,760    $ 189,546     1,144,084  $ 17.62      10.50%        16.57%

   2000          6        13,411      191,670       959,058    14.29      13.09         19.99

   2001          3         4,333       62,961       771,297    14.53       4.23          8.16

   2002          -          -            -          710,586      -          -             -

   2003          3         5,351      100,169       710,586    18.72       5.22         14.10

   2004-
    2007         -          -            -          610,417      -          -             -


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Mill Creek property, as of December 31, 1998, of $11,400,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Oak Forest Commons, Oak Forest, Illinois

On March 5, 1998, the Company acquired the entire fee simple interest in a Neighborhood Retail Center located at 159th and Central in Oak Forest, Illinois known as "Oak Forest Commons" from T-L Oak Forest Commons, Inc., an unaffiliated third party, for approximately $11,809,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $114.96 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors. The Company placed an additional $650,000 in an escrow to complete a remaining 4,500 square feet of Oak Forest Commons.

Oak Forest Commons was built in 1998 and consists of three one-story, multi-tenant retail facilities aggregating 103,860 rentable square feet. As of February 28, 1998, Oak Forest Commons was 99% leased (100% leased if the master lease, which lasts for one year, is considered). In evaluating Oak Forest Commons as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Oak Forest Commons over the next few years. Nevertheless, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

One tenant leases more than 10% of the total square footage, Dominick's Finer Foods, a grocery store. This lease requires the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------
Dominick's Finer
  Foods             72,385       66.8%    $  12.39       Current


For federal income tax purposes, the Company's depreciable basis in Oak Forest Commons will be approximately $8,975,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Oak Forest Commons was constructed in 1996 and 1997 and therefore, prior year's real estate taxes are not relevant.

On February 28, 1998, a  total  of  102,780  square  feet were leased to twelve tenants at Oak Forest Commons. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot
  ------          ----------    -----     ------     -----------    -----------
Dominick's Finer
  Foods             72,385      09/17     4/5 yr      $896,493        $12.39
Hollywood Video      6,931      10/07     2/5 yr       119,560         17.25
One Hour Cleaners    1,320      12/02     1/5 yr        22,440         17.00
Chop Suey            1,080      02/03     1/5 yr        16,200         15.00
Great Clips          1,080      01/03     1/5 yr        19,440         18.00
Lucky Nails          1,080      12/02        -          15,120         14.00
Sears Optical        1,200      03/03     1/5 yr        21,500         18.00
Hallmark             4,000      02/03     2/5 yr        44,000         11.00
Murrays             10,000      12/07     2/5 yr       100,000         10.00
Sally Beauty         1,600      01/03     1/5 yr        25,600         16.00
Hickory Tobacco      1,120      01/03     1/5 yr        19,040         17.00
Ken & Dick's Pizza     984      04/03     1/5 yr        16,728         17.00

                                                             Average    Percent of     Percent of
                                                             Base Rent     Total       Annual Base
                        Approx. GLA  Annual Base   Total     Per Square Building  GLA     Rent
  Year       Number of  of Expiring   Rent of     Annual     Foot Under  Represented   Represented
 Ending       Leases      Leases     Expiring      Base      Expiring    by Expiring   By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1)    Leases       Leases         Leases
-----------  ---------  ----------- -----------  ----------  ---------- -------------  -----------

   1998          -          -           -        $1,297,399      -           -              -

   1999          -          -           -         1,297,399      -           -              -

   2000          -          -           -         1,301,355      -           -              -

   2001          -          -           -         1,304,521      -           -              -

   2002          3         3,520    $ 61,636      1,306,681  $ 17.51        3.39%          4.72%

   2003          5         8,864     132,608      1,274,418    14.96        8.53          10.41

   2004          -          -           -         1,142,890      -           -              -

   2005          -          -           -         1,142,890       -          -              -

   2006          -          -           -         1,142,890       -          -              -

   2007          2        16,931     243,907      1,143,970    14.41       16.30          21.32


(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Oak Forest Commons property, as of January 1, 1998, of $13,100,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Prairie Square, Sun Prairie, Wisconsin


On March 6, 1998, the Company acquired a Neighborhood Retail Center located at 2015-2111 McCoy Road in Sun Prairie, Wisconsin known as "Prairie Square" from Prairie Square L.L.C., an unaffiliated third party, for approximately $3,100,000. The purchase price was funded using cash and cash equivalents. The purchase price was approximately $86.70 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board of directors.

Prairie Square was built in 1995 and consists of two one-story, multi-tenant retail facilities aggregating 35,755 rentable square feet. As of February 28, 1998, Prairie Square was 94% leased (100% leased if the master lease, which lasts for one year is considered). In evaluating Prairie Square as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. The Company believes that the center is located within a vibrant economic area. The Company's management believes that retenanting of any space which is vacated in the future should be accomplished relatively quickly and at rental rates comparable to those currently paid by the tenants at the facility. The Company did not consider any other factors materially relevant to the decision to acquire the property.

The Company does not anticipate making any significant repairs and improvements to Prairie Square over the next few years. Nevertheless, pursuant to the leases, a substantial portion of any cost of repairs and improvements would be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Prairie Square expressed as a percentage of total gross leasable area and the average effective annual base rent per square foot.

                                     Occupancy Rate
                                          as of                    Effective
            Year Ending               December 31,               Annual Rental
           December 31,               of Each Year               Per Square Ft
           ------------               ------------               -------------

               1997                        94%                      $ 9.33
               1996                        79                         8.16
               1995                        71                         7.30

Tenants leasing more than 10% of the total square footage include Famous Footwear, a shoe store, and Blockbuster Video, a video rental store. These leases require the payment of base annual rent, payable monthly as follows:


                                           Base Rent
                                          Per Square
                  Square Feet  % of Total   Foot Per         Lease Term
  Lessee            Leased    Square Feet    Annum      Beginning       To
-----------       ----------- ----------- ------------ ------------ ---------

Famous Footwear     5,000         14%     $   9.00      Currently    09/30/00

Blockbuster Video   6,500         18%        11.00      Currently    08/31/00



For federal income tax purposes, the Company's depreciable basis in Prairie Square will be approximately $2,635,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are depreciated based upon estimated useful lives of 40 years.

Real estate taxes payable in 1997 for the tax year ended 1996 (the most recent tax year for which information is generally available) were $54,104.

On February 28, 1998, a total of 33,455 square feet were leased to sixteen tenants at Prairie Square. The following tables set forth certain information with respect to the amount of and expiration of the lease at this Neighborhood Retail Center.


                  Square Feet   Lease     Renewal     Current        Rent per
  Lessee            Leased      Ends      Option     Annual Rent    Square Foot

Hallmark             3,200      12/02      -           $27,200        $ 8.50
Famous Footwear      5,000      09/00      -            45,000          9.00
Formal Wear          1,300      12/98     1/6 yr.       14,300         11.00
Big Apple Bagels     1,900      12/01     1/3 yr.       20,900         11.00
Nature's Way         1,200      12/00      -            13,200         11.00
Post Net             1,360      12/00      -            14,280         10.50
Coffee Gallery       1,200      12/98     1/3 yr.       13,200         11.00
Carlson Travel       1,520      12/99      -            16,720         11.00
K-Nails              1,200      12/00      -            13,800         11.50
Cash Store           1,031      01/00     1/4 yr.       11,341         11.00
Country Charm        1,644      12/98     1/2 yr.       16,308          9.92
Mr. Gyro             1,200      03/99      -            13,200         11.00
Great Clips          1,200      12/00     1/5 yr.       13,800          1.50
The Basketcase       2,000      12/98     1/2 yr.       21,000         10.50
Radio Shack          2,000      01/01     1/5 yr.       18,000          9.00
Blockbuster Video    6,500      08/00      -            71,500         11.00
Master Lease         2,300

                                                          Average     Percent of    Percent of
                                                          Base Rent      Total      Annual Base
                        Approx. GLA  Annual Base   Total  Per Square  Building  GLA    Rent
  Year       Number of  of Expiring   Rent of     Annual  Foot Under   Represented  Represented
 Ending       Leases      Leases     Expiring      Base   Expiring     by Expiring  By Expiring
December 31, Expiring   (Sq. Ft.)    Leases      Rent (1) Leases        Leases        Leases
-----------  ---------  ----------- -----------  -------- ----------  ------------- -----------

   1998          4         6,144    $  66,239    $345,860 $  10.78       17.18%       19.15%

   1999          2         2,720       29,920     280,301    11.00        7.61%       10.67%

   2000          7        17,491      184,281     251,331    10.54       48.92%       73.32%

   2001          2         3,900       39,850      67,050    10.22       10.91%       59.43%

   2002          1         3,200       27,200      27,200     8.50        8.95%      100.00%



(1) No assumptions were made regarding the releasing of expired leases.  It is the opinion of the Company's management that the space will be released at market rates.




The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Prairie Square property, as of January 1, 1998, of $3,150,000. Appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.







Item 7. Financial Statements and Exhibits

To be subsequently filed.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:    March 19, 1998